UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2022

Pontem Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39882	98-1562955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1140 Avenue of the Americas, 9th Floor

New York, New York 10036

(212) 457-9077

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	PNTM.U	New York Stock Exchange
Class A ordinary shares included as part of the units	PNTM	New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PNTM WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 21, 2022, Pontem Corporation (the “Company”) notified the New York Stock Exchange (the “NYSE”) that the Company no longer had a majority of independent directors as required by Section 303A.01 of the NYSE Listed Company Manual and that the Company no longer had three directors on its Audit Committee as required by Section 303A.07(a) of the NYSE Listed Company Manual. The Company was not in compliance as the result of the resignation of Erik Olsson from the Company’s Board of Directors on November 10, 2022.

On November 21, 2022, the Company received written notice from the NYSE that the Company is deficient in meeting the requirements of Section 303A.01 of the NYSE Listed Company Manual because the Company does not have a majority of independent directors on its Board and Section 303A.07(a) of the NYSE Listed Company Manual because the Company does not have three members on its Audit Committee. The NYSE notice advised that the Company has until November 29, 2022 to cure these deficiencies before being deemed noncompliant. The NYSE’s notice has no immediate effect on the listing of the Company’s ordinary shares on the NYSE.

The Company’s Board of Directors is currently conducting a search for at least one new independent director. Upon the appointment of one new independent director to the Board and one new member to the Audit Committee, the Company will again be in compliance with the requirements of Sections 303A.01 and 303A.07 of the NYSE Listed Company Manual.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2022

PONTEM CORPORATION

By:	/s/ Nina Murphy
Title:	Chief Financial Officer

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